WISeAuthentic WISeid WISeSecurity

WISeKey

A Platform for Cyber Security Consolidation



Investor Presentation

Merger with Garnero Group Acquisition Company

(NASDAQ: GGAC)

January 15, 2015

Disclosure

The attached presentation was filed with the Securities and Exchange Commission on January 15, 2015 as part of the Form 8-K filed by Garnero Group Acquisition Company ("GGAC"). GGAC is holding presentations for certain of its shareholders, as well as other persons who might be interested in purchasing GGAC's securities, regarding its combination with WISeKey SA ("WISeKey SA" or the "Company"). The attached presentation will be distributed to attendees of these presentations.

EarlyBirdCapital, Inc. ("EBC"), the managing underwriter of GGAC's initial public offering ("IPO") consummated on June 26, 2014, is acting as GGAC's advisor in these efforts and EBC will receive a fee in connection with this engagement. GGAC and its directors and executive officers, and EBC may be deemed to be participants in the solicitation of proxies for the special meeting of GGAC's shareholders to be held to approve the merger.

Shareholders OF GGAC AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, GGAC'S PROXY STATEMENT ("PROXY STATEMENT") WHICH WILL CONTAIN IMPORTANT INFORMATION. Such persons may read GGAC's PROXY STATEMENT AND GGAC's FINAL PROSPECTUS DATED JUNE 25, 2014 for a description of the security holdings of GGAC's officers and directors and of EBC and their respective interests in the successful consummation of the business combination. The Proxy Statement will be mailed to shareholders as of a record date to be established for voting on the business combination. shareholders will also be able to obtain a copy of the Proxy Statement, without charge, by directing a request to 2665 South Bayshore Drive, Suite 220, Miami, FL 33133. The preliminary Proxy Statement and definitive Proxy Statement, once available, and final Prospectus can also be obtained, without charge, at the Securities and Exchange Commission's internet site (http://www.sec.gov).

Safe Harbor

This presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about GGAC, WISeKey SA and their combined business after completion of the proposed acquisition. Forward-looking statements are all statements other than historical facts. Such forward-looking statements, based upon the current beliefs and expectations of GGAC's and WISeKey SA's management, are subject to risks, uncertainties and other factors, which could cause actual results to differ from the forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other comparable terminology. These statements are only current predictions and are subject to known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from those anticipated by the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: business conditions; customer acceptance of new products; changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the businesses in which WISeKey SA is engaged; fluctuations in customer demand; management of rapid growth; general economic conditions; community relations; geopolitical events and regulatory changes, as well as other relevant risks detailed in GGAC's filings with the Securities and Exchange Commission.

Certain of WISeKey SA's financial information and data contained in this presentation is unaudited and/or are prepared by WISeKey SA as a private company and do not conform to SEC Regulation S-X. Certain of WISeKey SA's financial information and data contained in this presentation do not conform to SEC Regulation S-X. Accordingly, such information and data will be adjusted and presented differently in GGAC's Proxy Statement and other filings with the SEC.

The financial estimates and projections for WISeKey SA contained in this presentation are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond WISeKey SA's control. While all estimates and projections are necessarily speculative, WISeKey SA believes that the prospective financial information covering periods beyond twelve months from its date of preparation carries increasingly higher levels of uncertainty and should be read in that context. There will be differences between actual and projected results, and actual results may be materially greater or materially less than those contained in the estimates and projections. The inclusion of the estimates and projections in this presentation should not be regarded as an indication that WISeKey SA, or its representatives, considered or consider the estimates or projections to be a reliable prediction of future events. WISeKey SA is not warranting the accuracy, reliability, appropriateness or completeness of the estimates or projections to anyone. Neither WISeKey SA's management nor any of its representatives has made or makes any representation to any person regarding the ultimate performance of WISeKey SA compared to the information contained in the estimates and projections, and none of them undertakes or intends to undertake any obligation to update or otherwise revise the estimates or projections to reflect circumstances existing after the date when made or to reflect the occurrence of future events in the event that any or all of the assumptions underlying the estimates and projections are shown to be in error. Accordingly, they should not be looked upon as "guidance" of any sort. WISeKey SA will not refer back to these estimates and forecasts in future periodic reports filed under the Securities Exchange Act of 1934.

Investment Opportunity

The Transaction	▪ WISeKey to become publicly listed on NASDAQ via transaction with Garnero Group Acquisition Company.
The Business	▪ Established cyber security company entering the US market; solutions generate secure digital identities for people, objects & content. Investments to date have positioned WISeKey to monetize the Internet of Things.
The Opportunity	▪ Vast addressable need; high growth opportunities across diverse applications: *anti-counterfeiting*, *government agencies*, *mobile payments*, *social media*, *e-commerce*, *healthcare* and *public transportation*, among others.
The Technology	▪ WISeKey Identity Ecosystem is unique on the market. Patented technology with high encryption and customized solutions.
The Strategy	▪ Build a leading global cyber security company. – Capitalize on highly fragmented offerings by pursuing acquisitions that create sales channels, expand solutions portfolio, and broaden geographic footprint. – Grow organically through existing & new relationships with global clients.
The Leadership	▪ Strong sector expertise including industry thought leaders Carlos Moreira, WISeKey CEO, and Mario Garnero, Garnero Group CEO.

Termination Risk: Pursuant to the Stock Purchase Agreement, the parties may terminate the agreement at any time on or after February 28, 2015. There is no assurance that this date will be extended and, as a result there is no assurance that the proposed combination will be completed.

WISekey

Transaction Summary, Valuation & Ownership

Transaction Valuation (1)

At Closing	
Shares Outstanding	35,516,000
Amount in Trust per share	$10.05
Equity Value	$356,934,000
WISeKey Debt	$0
Cash (2)	($122,969,000)
Implied Enterprise Value	**$233,965,000**

Transaction Ownership (2, 3)



12%
43%
45%
WISeKey Shares
Public Shares
GGAC Management Shares

Sources and Uses (1, 2)

Sources	
GGAC Cash from Trust	$144,469,000
GGAC Stock Issuable at Close	$154,892,000
Total Sources	**$299,360,000**

Uses	
GGAC Stock Issued	$154,892,000
Fees and Expenses	$6,500,000
Cash Consideration	$15,000,000
Growth Capital	$122,969,000
Total Uses	**$299,360,000**

Minimum cash delivery at closing of $5,000,001

Notes:
(1) Assumes acquisition of 100%
(2) Assumes no GGAC shareholder redemptions
(3) Includes GGAC Rights, does not include out-of-the-money warrants

WISeKey

Established Cyber Technology

- **WISeKey is one of a limited number of companies with a Root Certificate product**
- **Provides unique PKI (Public Key Infrastructure) cryptography suitable for large-scale enterprises**
- **WISeKey's Root Certificate is embedded in 1.5+ billion web browsers worldwide (1)**
  - Allows an Internet user to trust visited sites with personal and confidential data, without any risk of leaks



Certificate
General
Details
Certification Path
Certificate Information
This certificate is intended for the following purpose(s):
• Ensures the identity of a remote computer
• Proves your identity to a remote computer
• Protects e-mail messages
• Ensures software came from software publisher
• Protects software from alteration after publication
• Allows data to be signed with the current time
Issued to: OISTE WISeKey Global Root GA CA
Issued by: OISTE WISeKey Global Root GA CA
OK

Select Root Certificate Providers	Headquarters	Current status
Verisign	US	Acquired by Symantec in 2010 for $1.28 billion
CyberTrust	US	Acquired by Verizon in 2007 for $445 million
RSA	US	Acquired by EMC in 2006 for $2.1 billion
Entrust	Canada	Acquired by Datacard Group in 2013
WISeKey	Switzerland	

(1) Number of browsers since 1999 – for more info visit
http://www.itu.int/ITU-D/ecdc/pressarticles/oracle.html
http://www.itu.int/ITU-D/ecdc/about.html

Trusted Cyber Security Brand

Since 2010:
Partnering with Microsoft

Since 2010:
Microsoft's Citizen Services Platform

The combination of WISeKey's Identity solutions and e-government platforms such as Microsoft's Citizen Services Platform, enables local, regional and national governments to allow citizens and enterprises to identify and authenticate themselves for applications across borders and across multiple identity systems in a legally compliant manner.

June 2014:
Microsoft CityNext Partner

Three WISeKey Solutions were included in Microsoft's CityNext partner ecosystem geared toward enhancing cities' infrastructure and operations, and engaging citizens and businesses.


Pinpoint
WISeKey SA

Since 2002:
Partnering with Hewlett-Packard

In 2002, the Chancellor of the State of Geneva, in collaboration with Hewlett-Packard and WISeKey, introduced eVoting in the State of Geneva, Switzerland.

Since 2013:
Partnering with Oracle Team USA

WISeKey was selected by Oracle Team USA, winner of the 34th America's Cup in 2013 in San Francisco, to secure the Team USA mobiles.


SWISS
STYLE
STYLE

Carlos Moreira, CEO of WISeKey on Swiss TV
https://www.youtube.com/watch?v=5Wvv39luv9M

WISeKey

Global Market Opportunity

Cyber Security Today:

- **A global concern for governments, corporations and individuals.**
- **The size and complexity of security threats continue to intensify.**

"Security needs to empower and enable people to do what they need to do both at work and at home in a safe and compliant manner. As a result, we think broader security spending could easily accelerate over the next few years to a mid-teens annual pace, which is almost 2x the 8% per year growth rate forecast by industry analysts."

- Wells Fargo Industry Report, "Cybersecurity: Security Empowers People" - October 30, 2014

- **Cyber crime costs the global economy $445 billion each year.** (1)
- **The global cyber security market is expected to grow from $96 billion in 2014 to $156 billion by 2019** (2) **driven by:**
  - Companies detecting an average of 117,000 cyber attacks *each day*, according to PWC.
  - Growing online and mobile transactions.
  - More connected devices, including number of personal devices/person, cars, and industrial equipment.
  - Increasing electronic medical information.

US Government Initiative:

- **October 17, 2014:** President Obama signed a new Executive Order, the first part of the new **BuySecure initiative,** that takes critical steps to protect consumers' financial security and improve confidence in the marketplace.



CYBER INCIDENTS REPORTED BY US FEDERAL AGENCIES *
34,048
33,347
34,840
46,160
Over 61,000
2010
2011
2012
2013
2014

Source: US Government Accountability Office (www.gao.gov)

* Does not include cyber incidents reported by US commercial businesses and individuals.

(1) Center for Strategic and International Studies, and McAfee, Inc.
(2) Markets and Markets.

WISeKey

Cyber Crime: A Growing Global Concern

CYBER CRIME LOSS AS A % OF GDP

Country	%
Australia	0.08%
Brazil	0.32%
Canada	0.17%
China	0.63%
France	0.11%
Germany	1.60%
India	0.21%
Ireland	0.20%
Italy	0.04%
Japan	0.02%
Mexico	0.17%
Netherlands	1.50%
New Zealand	0.09%
Norway	0.64%
Russia	0.10%
Saudi Arabia	0.17%
UK	0.16%
US	0.64%

TRACKING OF CYBER CRIME BY COUNTRY



.64% NORWAY
1.6% GERMANY*
1.5% NETHERLANDS*
.17% CANADA
.10% RUSSIA*
.20% IRELAND
.11% FRANCE
.16% UNITED KINGDOM*
.04% ITALY
.07% TURKEY
.64% UNITED STATES*
.63% CHINA*
.02% JAPAN*
N/A
.17% MEXICO
.17% SAUDI ARABIA
.21% INDIA
.13% VIETNAM
.41% SINGAPORE
.18% MALAYSIA
.14% COLOMBIA
.08% NIGERIA
.01% KENYA
.32% BRAZIL
.19% ZAMBIA
.14% SOUTH AFRICA
.08% AUSTRALIA*
.09% NEW ZEALAND

Confidence Ranking: Countries Current Tracking of Cybercrime within Their Borders.

- High Confidence Level
- Medium Confidence Level
- Low Confidence Level
- N/A - Countries currently not measuring cybercrime loss
- ★ G-20 Countries

$445 BILLION
The annual estimated cost to the global economy from cyber crime

200,000+
Jobs lost in the U.S
150,000+
Estimated in Europe

WISekey

Source: McAfee, Inc., May 2014

Growth Strategy

ORGANIC GROWTH STRATEGY

- **Leverage Swiss technology + US presence.**
- **WISeID: pursue growth through multi-national companies.**
- **WISeAuthentic: grow through existing & new clients.**
- **Pursue high growth verticals with mission critical solutions.**
- **Cross-sell into multiple departments/ projects within a single customer.**

EXTERNAL GROWTH STRATEGY

- **Capitalize on strengthened, post-merger financial condition and elevated industry profile.**
- **Target EBITDA-rich technology companies.**
- **Pursue acquisitions that:**
  - Add software & services that enhance integrated solutions
  - Broaden geographical footprint
  - Enter new verticals
  - Expand margin profile
  - Create sales channels

Deployment of Capital

- **Acquisitions to enhance WISeKey Cyber Security platform with new products, services and geographies.**
- **Expand leadership team to manage growth.**
- **Establish US presence & partnerships;** add 100+ employees in various regions to:
  - Establish/manage partnerships with companies such as Microsoft (on CityNext)
  - Develop a US Cyber Security Bunker HUB
  - Implement/manage marketing programs
- **Marketing for viral adoption of WISeID and WISeFans in the US.**
- **Expand operations in Switzerland, Asia, and Latin America.**
  - Currently 25 employees in Switzerland, 40 in Vietnam, 3 in Brazil

Current Product Offerings

WISeKey Identity Ecosystem of People, Objects, and Media is unique on the market.



WISe*id*

- Digital Personal ID.
- Protects privacy by securing mobile phone communications, data, and transactions.

WISePhone+

WISeFans

WISe*Security*

- Protects online communications & data with personal, corporate and server (SSL) digital certificates.
- Protects corporate data with trusted archiving, invoicing & more.



WISe*Authentic*

- Digital Item ID.
- Ensures the authenticity of goods, online and physically, from the supply chain to the end user.
- Current clients: luxury goods companies, including watchmakers and high-end clothing designers.

WISeid Overview & Opportunity

- **Protects personal data through encryption & control**
  - Data encrypted *only on your device*
  - Secure personal cloud
  - High grade encryption ensures secure and powerful password management
  - Works on multiple devices
  - Sync data between devices

Death of the Password



ID Card
WISeid
www.wiseid.com

Selected Applications:

Groups & Communities | Government Services (CSP) | Financial Institutions | Health Care | Voting | Objects | Online Payments | Organization CRM

Comprehensive Mobile Suite


WISekey
MOBILE
ID
SMS

ID
WISeID Personal Identity
- Issue
- Manage
- Validate e-Identities

WISePay Securely
- Digitally Authenticate
- Ensure Integrity
- Payments Online

P+
WISePhone Communicate Securely
- Secure voice, text communication and electronic data transfers

WISearch – Social Search
- User Search (fans and IDs)
- Analytical behaviors
- Targeted ads

SMS
WISeSMS Securely
- Secure Messaging
- Encrypting Messages
- Encrypted communication

WISeAuthentic Identify Objects
- Issue
- Manage
- Validate e-Identities

WISeMail
- Secure eMail
- Digital Signatures
- Digitally Sign
- Digital Time-stamping

WISeFans
WISeFans
- Secure Social Media Interactions between brands and fans.
- Social CRM

WISeAccess Securely
- Secure electronic access control
- Secure mobile access
- Secure physical access control

WISeCloud Securely
- High security hosting
- Electronic legally compliant archiving
- Encrypted mobile data storage

WISeid

New Products


WIS WATCH
The World Internet Security Watch


WISePHONE
We Provide Trust
anytime. anywhere.

	WISeWatch	WISePhone
Description	NFC (Near Field Communication) watch sends a Secure Digital Identity via NFC technology to the WISeKey Mobile Phone App which will unlock the personal data wallet and activates the phone.	WISePhone brings Swiss trustworthiness to the world of mobile communications Secures your mobile phone communications (Voice, SMS's, E-mails) Secures all the information stored on mobile devices (contacts, e-mails and attachments)
Revenue Model	Per watch price plus License for WISeID App plus encrypted cloud storage for personal ID (monthly subscription fee).	Users install WISePhone Mobile App on their current smart phones, activate accounts and start placing secure calls (monthly subscription fee).
Timing	Released in January 2015.	To be released in February 2015 (Beta already available).

WISeKey Secure Bunker in Switzerland *


Satellite connection
Various communication connections by radio and optical
Glass fibre connection to multiple providers
Maintenance staff, IT technicians. Overall supervision, factory master control system.
Runway for business jets and helicopters
Customs for direct international access
Full protection against electro magnetic influence (EMP)
Air filter, over pressure system against gases
5 security zones, explosion proof
Video surveillance
IT-floor space for customer servers
Multi purpose rooms (Swissark)
Server
24h supervision by civil and military staff
Private Datacenter
Drinking water
Emergency generators, transformers and battery for uninterruptible power supply
Fully autonomous operation for several weeks
Hotel infrastructure, emergency workspaces, accommodation
Climate control: ABC air cleaning system against terrorist attacks

Bloomberg video profile:
https://www.youtube.com/watch?v=ZKzQvWHZJB4

** WISEKEY owns a bunker in Geneva and operates a SWISS mountain bunker*

WISeSecurity

Innovative Security

Protecting Public Key Infrastructure - WISeKey's historic business provides Full Public Key Infrastructure, digital certificates, eVoting, dematerialization and encrypted mobile telephony and cloud storage to enterprise clients

Client / Market	Description
Certificate eCommerce Portal ◆ Resellers: DFI, Movistar, ZyTrust, Dereon ◆ Direct Sales **eSecurity Projects** ◆ Infrastructure: United Nations, Swiss Banks, US BanCorp, Bank of Kuwait, International Criminal Court, IKEA, etc ◆ Services: HealthSign, Jordan Gov., SiTel, BiscayTik, Swisscom, Andorra Telecom, etc	◆ Direct and indirect sales of digital certificates (Server and Personal) ◆ Online B2C ◆ B2B direct sales and via Value Added Resellers Program ◆ Deployment of governmental and corporate PKI and ID infrastructures ◆ Implementation of PKI-related products and services ◆ Delivery of eSecurity professional services, SSL Certificates required to secure sites HTTPS

Secure Messaging Solutions

Corporate and personal portfolio for messaging security:

- Digital certificates used to sign-in and encrypt eMail, ensure the autenticity, integrity and confidentiality of messages, using any desktop computer or mobile device
- Provide secure messaging for Social Networks and SMS
- WISeNotary: WISeKey can act as a trusted third party in secure exchange of documents, securely archiving timestamped records, ensuring legal compliance (e.g. contracts exchanged via eMail)

WISeKey provides multi-device, multi-protocol security solutions to authenticate and encrypt eMail and instant messages transmitted over the Internet



Overview & Opportunity

WISeKey warranty card system:

- Luxury items purchased from authorized retailers come with a dedicated card and USB card-reader (NFC solution now available).
- Each card is unique and cannot be duplicated.
- Authentication system links each luxury item with its unique serial number.
- Also enables sales monitoring, business intelligence and direct marketing.



- **Current Clients:** LVMH/Hublot, Dior, YHT over 800,000 watches already secured by WISeKey.
- **Growth Strategy:** Expand existing relationships with multi-brand companies like LVMH; enter new relationships leveraging new US presence, GE Internet of Thing project and MasterCard projects in US for 2015.


Serial Number

+


715.CL.110.RX
190299
WISeAuthentic

=


Certificate Information
This certificate is intended for the following purpose(s):
•Document Signing
•Smart Card Logon
OK

Potential Revenue Streams

Enterprise Clients

	Core Solution	Additional Solutions	
Solutions	**Infrastructure Solutions (Certify ID / PKI / Certificates)**	**Enterprise Mobile Security**	**Web Security**
Product and Services	▪ Trusted Root Signing ▪ Organizational IT Security Policy Frameworks ▪ Secure Electronic Identity Infrastructures ▪ Online Site Security and Certification ▪ Key Management Service ▪ Data Sovereignty ▪ Citizen Service Platform	▪ WISePhone+ (Secure VoIP for iPhone, Android and RIM) ▪ WISeID Enterprise (Staff Mobile Application for Enterprise Security) ▪ WISeMail (Secure mobile email and messaging application) ▪ WISeKey Cloud Storage	▪ Secure e-mail ▪ Trusted SSL Certificates for Sites ▪ Secure dematerialization systems and services (invoices, contracts, workflow, eDiplomas, etc.) ▪ Data leakage protection ▪ Access control systems ▪ Managed PKI ▪ Validation and ID protection Service (Cloud)
Revenue Model	Billing of software and services (recurring) ▪ Upfront software ▪ Maintenance	Number of Devices with Solution Cost per Device ▪ Upfront set-up cost ▪ Recurring revenue	▪ Managed service fees ▪ Setup & software fees
	Infrastructure Solutions Revenue	**Enterprise Mobile Security Revenue**	**Other Revenue**

WISeKey

Selected PKI and On-line Trust Services Companies

Company	Description	Independent Trust Model	SSL for Web	Personal Identities (1)	Corporate Solutions	IoT (2) Strategy	Mobile Strategy
Entrust (now Datacard)	First company to provide PKI corporate solutions. Lack of strong orientation to open environments prevented growth	X	√	√	√	X	√(3)
RSA (now EMC²)	Former leader in PKI technologies, based its control of the market on patents, not longer required	X	X	X	√	X	X
CyberTrust (now Verizon)	Heritage of the "Internet bubble", this company derives of a holding created by the Irish company Baltimore Technologies	X	√	X	√	√(3)	X
IdenTrust (now HiD Global)	Founded by financial institutions such as Citigroup, ABN AMRO and others, was a first attempt for a PKI hierarchy for banks	X	X	X	√	X	X
GoDaddy	Specialized on Internet Hosting, GoDaddy provides low-cost SSL certificates	X	√	X	X	X	X
Verisign (now Symantec)	PKI branch of Symantec. Leader on SSL certificates(4). Absorbed several companies in the sector during the last years	X	√	√	√	X	X
WISeKey	**Provides secure digital identity for people, objects and social content. Focus on added value and mobile strategy**	√	√	√	√	√	√

(1) Referring to high assurance, qualified certificates
(2) Internet of Things, certificates for objects
(3) Partial solution, only for device/object management
(4) SSL business is threatened by the new Mozilla's initiative to provide these certificates for free. This endangers companies depending on this product

WISekey

Selected Public Peer Companies

Company	Description	Listing	Founded	Equity Value ($M)	Enterprise Value ($M)	Revenue 2013 ($M)	EBIT 2013 ($M)	EV/ EBITDA CY2015E	Growth – IPO Price to Today
Symantec	Provides security, backup, and availability solutions worldwide	Nasdaq	1982	17,585	15,887	6,799	1,407	6.8x	143%
Fireeye	Provides products and services for detecting, preventing, and resolving advanced cybersecurity threats	Nasdaq	2004	5,084	4,686	162	(164)	NM	62%
Redhat	Provides open source software solutions to enterprise customers worldwide	NYSE	1993	11,833	11,030	1,482	230	20.9x	350%
Vasco	Designs, develops, and markets security systems to secure and manage access to user digital assets worldwide	Nasdaq	1991	1,056	930	155	14	17.4x	282%
Zixcorp	Provides email encryption, data loss prevention (DLP), and Bring-Your-Own-Device solutions	Nasdaq	1983	187	167	48	9	12.6x	73%
WISeKey	**Provides secure digital identity solutions for people, objects and social content**	**N/A**	**1999**	**357 FN**	**234 FN**	**6.2**	**(4.8)**	**n/a**	**n/a**

FN – Enterprise and equity values are estimated based on assumption that merger with GGAC will be completed. See calculation on slide 5.

WIS@key

Source: Capital IQ As of 11/18/2014

Carlos Moreira, Founder/CEO of WISeKey


WORLD
ECONOMIC
FORUM

- Founded WISeKey in 1999.
- Recognized pioneer in digital identity and cyber security.
- Extensive high-level international diplomacy experience with emerging technologies expertise.
- Distinctive authority and thought leader on topic of digital identity protection and cyber security.

- **United Nations**: (1983 – 1998); Expert on IT, eSecurity and Trust Models; Chief Security Officer on Expert Mission with **World Bank**, ILO, UNCTAD, ITC/WTO, UNDP, ESCAP.
- **UN Global Compact**: Member since 2006.
- **World Economic Forum**: Member of the Global Agenda Council; Founding Member of Global Growth Companies; New Champion (2007-2014); Vice Chair Global Agenda Council on Illicit Trade (2012-2013); member of Partnering Against Corruption Initiative.
- **Clinton Global Initiative**: Member; Commitment holder of Initiative On Mobile-Banking and digital identification for poverty alleviation (2007-2013).
- Named on "300 Most Influential People in Switzerland" (2013; Swiss bi-weekly financial journal Bilan).
- **Geneva Security Forum SA**: Founder.
- **World Trade Center, Geneva**: Vice President.


World Economic Forum
Nominates WISeKey as one of the founding Top 25 Global Growth Companies and first GCC technology company in Switzerland

WISeKey

Garnero Group & Brasilinvest

Garnero Group Acquisition Company (GGAC)

GGAC was incorporated in the Cayman Islands on February 11, 2014 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities.



BREAKING COMPANY NEWS
GGAC
WISeKey
Nasdaq
[redacted]

Brasilinvest Group

Brasilinvest Group is a business organization established in 1975 as a private business agency operating along the lines of a classic "banque d'affaires" or merchant bank. Brasilinvest Group, which has already attracted investments in the range of $16 billion to Brazil, currently managing $6 billion in project portfolio and with a net worth in excess of $1.3 billion, gathers partners from 16 different countries, some of which are still minority shareholders.

WISeKey SA Advisory Board

Composed of experienced individuals in different industries and sectors that advise and support WISeKey in the development of its strategy and business



FERNANDO CHICO PARDO
Founder and President of Promecap, Mexico



CLAUDE BÉGLÉ
FORMER CEO SWISS POST
Director General of SymbioSwiss



ABEL LINARES
Former CEO of Oesia, Terra, TPI Yellow Pages and Telefónica International



ERIC PELLATON
Co-Founder and former Chairman of ISMECA



ROBERT WOLF
CEO UBS FOUNDER
Founder and Chief Executive Officer of 32 Advisors



FRANÇOIS BARRAULT
Former CEO BT Global Services & BT International Lucent Technologies



RICHARD ATTIAS
FORMER CEO PUBLICIS LIFE, CEO of New York Forum



MARIO GARNERO
Chairman of the Board of the Brasilinvest Group and GGAC



SERGE FERRÉ
Former Corporate VP Nokia and Member of the Board of Nokia Int. Finance



MARTIAL CHAILLET
Founder and Partner of MediaWin & Partners



LEONARD H. SCHRANK
FORMER CEO SWIFT
CEO and Chairman of ACT3 Technologies



PHILIPPE PASCAL
FORMER PRESIDENT LVMH WATCHES
Advisor to LVMH Chairman

WISeKey Shareholders

Shares Issued	73,685,265
ESOP	18,945,139
Warrants	5,079,937
Total Fully Diluted Shares	**97,710,341**
Committed Shares	68,478,881
Commited Options	18,148,186
Committed Warrants	4,904,937
Total Committed Shares	**91,532,004**
Acceptance Rate	**93.68%**



5,079,937
(5.2%)
18,945,139
(19.4%)
73,685,265
(75.4%)
Shares Issued
Options Outstanding
Warrants Outstanding



6,178,337
Shares
(6.32%)
91,532,004
Shares
(93.68%)
Exchange Offer Accepted
Exchange Offer Not Yet Accepted

WISekey

Conclusion

- Accomplished, globally-recognized leadership team.
- Established cyber security platform with long-standing blue-chip customers.
- Vast addressable need; entering growing US/global market with high growth opportunities across diversified segments.
- Business model presents multiple revenue streams and substantial operating leverage.
- Highly fragmented, niche-focused market presents consolidation opportunities.
- Post-transaction capital structure supports consolidation growth strategy.

WISeKey

Carlos Moreira
Founder CEO
+41 22 594 3000 / cmoreira@wisekey.com

GGAC
Garnero Group Acquisition Company

Javier Martin Riva
Chief Financial Officer / Chief Investment Officer
(786) 472-2721 / jmriva@garnerogroup.com

Investment Banking Advisor to WISeKey:

Acxit Capital Management

Thomas Bieri
Managing Partner
+ 41 44 389 80 01 / bieri@acxit.com

Investment Banking Advisor to Garnero Group:

EarlyBirdCapital

Steve Levine
President & CEO
(212) 661-0200 / slevine@ebcap.com

Investor Relations Counsel:

The Equity Group Inc.

Devin Sullivan
(212) 836-9608 / dsullivan@equityny.com

Lena Cati
(212) 836-9611 / lcati@equityny.com

Appendix

Financial Overview: Income Statement

($ in thousands)	Year Ended Dec 31, 2012	Year Ended Dec 31, 2013	9 Months Ended Sep 30, 2013	9 Months Ended Sep 30, 2014
Revenue	**4,144**	**6,218**	**5,542**	**2,021**
Cost of Revenue	1,657	1,477	1,133	1,142
Gross Profit	**2,487**	**4,740**	**4,408**	**879**
Operating Expenses	10,203	9,518	7,155	7,607
Operating Loss	($7,716)	($4,778)	($2,747)	($6,728)
Interest Expense	(36)	(293)	(178)	(18)
Other Expense	(546)	(466)	(424)	(224)
Loss on Investments	-	(277)	(102)	(42)
Pre-Tax Loss	(8,297)	(5,815)	(3,450)	(7,012)
Income Tax Provision	(1)	(20)	(17)	(49)
Currency Translation Gain (Loss)	(117)	(128)	(281)	72
Net Income (Loss)	**($8,416)**	**($5,963)**	**($3,748)**	**($6,989)**

WISeKey

Financial Overview: Balance Sheet

($ in thousands)			Dec 31, 2012	Sep 30, 2013	Dec 31, 2013	Sep 30, 2014
Assets						
Current Assets						
	Cash & Equivalents		31	47	441	541
	Accounts Receivable		183	126	98	143
	Inventory		20	-	10	4
	Prepaid & Other		219	221	431	112
		Total Current Assets	$453	$394	$980	$800
Property & Equipment, net			114	133	110	58
Investments in Subsidiaries			43	372	187	108
Intangibles			1,396	4,544	4,287	3,153
Other Assets			64	62	64	60
TOTAL ASSETS			$2,070	$5,506	$5,628	$4,179
Liabilities & Equity						
Current Liabilities						
	Bank Overdrafts		366	293	-	-
	Accounts Payable		1,617	766	959	665
	Accrued Compensation		1,049	1,089	1,089	2,005
	Deferred Revenue		177	87	97	1,629
	Other		1,141	1,408	960	2,397
		Total Current Liabilities	$4,351	$3,644	$3,105	$6,696
Payable to shareholders			2,935	867	978	1,178
Non Controlling Interests			3	3	3	3
Equity						
	Paid in Capital		69,085	79,045	81,809	83,557
	Accumulated (Deficit) Earnings		(74,304)	(78,052)	(80,267)	(87,256)
		Total Equity	($5,219)	$993	$1,541	($3,699)
TOTAL LIABILITIES & EQUITY			$2,070	$5,506	$5,628	$4,179

Acquisition Scenarios

ACQUISITION SCENARIOS	93.4% Acquired (1)		100% Acquired (2)	
	Shares	Implied Value(3)	Shares	Implied Value(3)
Stock Consideration Issued to:				
Holders that executed definitive documents	13,436	$135,032	13,436	$135,032
Remaining Holders	-	-	950	9,545
WISeTrust	1,026	10,315	1,026	10,315
Implied Value of Stock Consideration	14,462	$145,347	15,412	$154,892
Cash Consideration Paid to:				
WISeTrust - For IP Assets		$14,000		$14,000
WISeTrust - For 50% of WISeKey USA		500		500
WISeKey - for 50% of WIseKey USA		500		500
Total Cash Consideration		15,000		15,000

(1) WISeKey holders who have already accepted to exchange their holdings into shares of GGAC.
(2) Assumes 100% of WISeKey holders exchange their holdings into shares of GGAC. (Pro forma)
(3) Stock consideration implied value is based upon and assumes $10.05 liquidation value per share.

WISekey

Pro Forma Ownership Overview

PRO FORMA MERGER[1]

	93.4% Acquired [2]		100% Acquired [3]	
	Shares[4]	Fully Diluted[5]	Shares[4]	Fully Diluted[5]
GGAC Security Holders				
Sponsor Holders	3,594	3,594	3,594	3,594
Public Holders	15,813	23,000	15,813	23,000
Private Placement Holders	697	1,014	697	1,014
Subtotal	**20,104**	**27,608**	**20,104**	**27,608**
WISekey Security Holders				
Holders that executed definitive documents	13,436	13,436	13,436	13,436
Remaining Holders	-	-	950	950
Wisetrust(Shares paid, in addition to $15m cash)	1,026	1,026	1,026	1,026
Subtotal	14,462	14,462	15,412	15,412
Total	**34,566**	**42,071**	**35,516**	**43,021**
GGAC Security Holders				
Sponsor Holders	10.4%	8.5%	10.1%	8.4%
Public Holders	45.7%	54.7%	44.5%	53.5%
Private Placement Holders	2.0%	2.4%	2.0%	2.4%
Subtotal	**58.2%**	**65.6%**	**56.6%**	**64.2%**
WISekey Security Holders				
Holders that executed definitive documents	38.9%	31.9%	37.8%	31.2%
Remaining Holders	0.0%	0.0%	2.7%	2.2%
Wisetrust(Shares paid, in addition to $15m cash)	3.0%	2.4%	2.9%	2.4%

(1) Assumes none of the public shareholders convert their shares into their pro rata portion of the Trust Account.
(2) WISeKey holders who have already accepted to exchange their holdings into shares of GGAC.
(3) Assumes 100% of WISeKey holders exchange their holdings into shares of GGAC. (Pro forma)
(4) Each outstanding unit holder receives 1/10th of share per right upon consummation of a transaction.
(5) Includes GGAC warrants.

WISeKey